Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes
Note 12 - Income Taxes

Income tax provision for the year ended December 31, 2013, the period from November 12  to December 31, 2012 (Successor), and the period from January 1 to November 11, 2012 (Predecessor) consists of the following:

	Successor		Predecessor
	Year Ended December 31, 2013	November 12 - December 31, 2012	January 1, - November 11, 2012
Current income tax expense:
Federal	$—	$—	$—
State	1,000	—	—
Total	1,000	—	—
Deferred income tax expense:
Federal	—	—	—
State	—	—	—
Total	—	—	—
Provision for income taxes	$1,000	$—	$—

Due to net losses, effective tax rate for the periods presented was 0%.

Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.  The valuation allowance increased by $3.9 million from December 31, 2012 to December 31, 2013.

	December 31, 2013	December 31, 2012
Deferred tax assets:
Net operating loss carry-forward	$4,033,000	160,000
Valuation allowance	(4,033,000)	(160,000)
Net deferred tax assets	$—	$—

A significant component of our deferred tax assets consisted of net operating loss carry-forwards (for the successor period).  We have evaluated the available evidence supporting the realization of our deferred tax assets, including the amount and timing of future taxable income, and have determined it is more likely than not that the assets will not be fully realized and a full valuation allowance is necessary as of December 31, 2013 and 2012.  As of December 31, 2013, we have federal and state net operating loss carry-forwards of approximately $8.3 million and $7.9 million, respectively, which expire through 2032.  The utilization of net operating loss carry-forwards may be subject to limitations under provision of the Internal Revenue Code Section 382 and similar state provisions.

We follow ASC 740 related to accounting for uncertain tax positions, which prescribes a recognition threshold and measurement process for recording in the financial statements, uncertain tax positions taken or expected to be taken in a tax return.  Under this provision, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. Tax benefits of an uncertain tax position will not be recognized if it has less than a 50% likelihood of being sustained based on technical merits.  We did not have any uncertain income tax position as of December 31, 2013 and 2012.